Supplement dated May 31, 2023
to the following initial summary prospectus(es):
JP Morgan Multi-Asset Choice and JP Morgan Multi-Asset Choice NY dated May 1, 2023
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
1.
The following underlying mutual fund is offered as an investment option under the contract. The Current Expenses are updated as indicated below:
Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 year	5 year	10 year
Equity	Morgan Stanley Variable Insurance Fund, Inc. – Emerging Markets Equity Portfolio: Class I Investment Advisor: Morgan Stanley Invest Management Inc. Investment Sub-Advisor: Morgan Stanley Investment Management Company	1.22%	-25.08%	-2.71%	0.59%
ISP-0705